                                                            Exhibit No. EX-3(ii)

                                                   As Revised September 20, 2006

                                     BYLAWS
                                       OF
              SOVEREIGN EXPLORATION ASSOCIATES INTERNATIONAL, INC.

                                    ARTICLE I
                           OFFICES - BOOKS AND RECORDS

Section  1.1  Offices.  The Board of  Directors  shall fix the  location  of the principal  executive  office of the  corporation at any place within or with the
State of Utah where the corporation is qualified to do business.

Section  1.2 Books and  Records.  The  corporation  shall keep at its  principal executive  office the following books and records and any shareholder of record, upon  written  demand  stating  the  purpose  thereof,  shall  have the right to examine,  in person,  or by agent or attorney,  at any reasonable time or times, for any proper purpose, the same and to make extracts therefrom:

     (a)  Its books and records of account.

     (b)  Its minutes of meetings of the Board of Directors  and any  committees thereof.

     (c)  Its minutes of meetings of the shareholders.

     (d)  Its record of shareholders  which shall give their names and addresses and the number and class the shares held by each.

     (e)  Copies of its  Articles  of  Incorporation  and  Bylaws as  originally executed and adopted together with all subsequent amendments thereto.

Section 1.3 Financial Statements. Upon the written request of any shareholder of the corporation,  the corporation shall mail to each shareholder its most recent annual or quarterly financial statements showing in reasonable detail its assets and  liabilities  and the results of its operation  unless the  shareholder  has already  received the same.  Neither the corporation nor any director,  officer, employee  or agent of the  corporation  shall be  liable to the  shareholder  or anyone  to  whom  the  shareholder  discloses  the  financial  statement  or any information  contained  therein for any error or omission therein whether caused without  fault,  by negligence or by gross  negligence,  unless (1) the error or omission is material, (2) the director,  officer,  employee or agent in question knew of the error or omission and intended for the  shareholder  or other person to rely thereon to this  detriment,  (3) the  shareholder  or other  persons did reasonably  rely  thereon,  and, in addition,  (4) he is otherwise  liable under applicable law.

                                   ARTICLE II
                                     BYLAWS

Section 2.1 Amendments. These Bylaws may be altered, amended or repealed and new
Bylaws  adopted by the  majority  approval of the  shareholders  or the Board of
Directors. Any such action shall be subject to repeal or change by action of the shareholders,  but the alteration,  amendment,  repeal, change or new Bylaw (and the  repeal of the old  Bylaw)  shall be valid and  effective  and no  director, officer,  shareholder,  employee  or agent of the  corporation  shall  incur any liability  by reason any action  taken or omitted in reliance  on the same.  The power of the shareholders to repeal or change any alteration,  amendment, repeal or new Bylaw shall not extend to any original  Bylaw of the  corporation so long as it is not  altered,  amended  or  repealed,  but only to  action by the Board thereafter. There shall be no time limit on its exercise.

Section 2.2 Bylaw  Provisions  Additional and  Supplemental to Provision of Law.
All restrictions, limitations, requirements and other provisions of these Bylaws shall be construed,  insofar as possible,  as supplemental and additional to all provisions of law  applicable to the subject  matter  thereof and shall be fully complied with in addition to the said  provisions of law unless such  compliance shall be illegal.

Section 2.3 Bylaw Provisions Contrary to or Inconsistent with Provisions of Law.
Any article,  section,  subsection,  subdivision,  sentence, clause or phrase of these  Bylaws which upon being  construed in the manner  provided in Section 2.2 hereof,  shall be contrary to or inconsistent  with any applicable  provision of law,  shall not apply so long as said  provisions of law shall remain in effect, but such  result  shall not affect the  validity or  applicability  of any other portions of these Bylaws,  it being hereby declared that these Bylaws would have been  adopted and each  article,  section,  subsection,  subdivision,  sentence, clause or phrase  thereof,  irrespective  of the fact that any or more articles, sections,  subsections,  subdivisions,  sentences,  clauses or phrases is or are illegal.

                                   ARTICLE III
                            MEETINGS OF SHAREHOLDERS

Section  3.1 Place of  Meetings.  All  meetings of the  shareholders,  annual or special,  however  called,  shall  be  held  at  the  registered  office  of the corporation unless the Board of Directors designates another place. The Board of
Directors may designate any place for any meeting,  either within or without the
State of Utah.

Section 3.2 Annual Meeting.  An annual meeting of the shareholders shall be held on such date and at such time as the Board of Directors may determine.

Section 3.3 Special Meeting.  Special meetings of the shareholders may be called by the  Chairman of the Board,  the  President,  the Board of  Directors  or the
holders of not less than  one-tenth  of all the shares  entitled  to vote at the meeting.

Section 3.4 Notice of Shareholders' Meetings.  Written or printed notice stating the place,  day and hour of the meeting  and, in the case of a special  meeting, the purpose or purposes for which the meeting is called,  shall be delivered not less than 10,  nor more than 60,  days  before the date of the  meeting,  either personally or by mail, by or at the direction of the  President,  the Secretary, or the offer or persons  calling such meeting.  If mailed,  such notice shall be deemed to be delivered when deposited in the United States Mail addressed to the shareholder  at his  address as it appears  on the stock  transfer  books of the corporation with postage thereon prepaid.

Section 3.5 Waiver of Notice. Any shareholder may waive notice of any meeting of shareholders,  (however called or noticed,  whether or not called or noticed and whether  before,  during or after the  meeting)  by signing a written  waiver of notice or a consent  to the  holding  of such  meeting,  or in  approval  of the minutes  thereof.  Attendance  at a  meeting,  in  person  or  by  proxy,  shall constitute waiver of all defects of call or notice regardless of whether waiver, consent or  approval is signed or any  objections  are made.  All such  waivers, consents, or approvals shall be made a part of the minutes of the meeting.

Section 3.6 Fixing  Record Date for Meeting.  The Board of Directors may provide for a record date to  determine  shareholders  entitled to be given  notice of a shareholders' meeting, to determine shareholders entitled to take action without a meeting,  to demand a special  meeting,  to vote, or to take any other action.
Such date shall not be more than 70 nor less than 10 days before the date of the meeting or action requiring a determination  of shareholders.  If no record date has otherwise  been set, the record date for  determining  shareholders  who are entitled to vote at a meeting of shareholders  shall be at the close of business on the business day  preceding  the day notice of the meeting is given,  and the record  date  for  determining  shareholders  who are  entitled  to  consent  to corporate action in writing without a meeting, or to take other action, shall be the  first  date on which a  signed  written  consent  or  other  instrument  is delivered to the corporation.  When a determination of shareholders  entitled to vote at any  meeting of  shareholders  has been made under  this  section,  such determination  shall  apply  in any  adjournment  thereof  unless  the  Board of
Directors fixes a new record date.

Section  3.7  Voting  List.  The  officer  or agent  having  charge of the stock transfer  books for shares of a  corporation  shall make; at least ten (10) days before  each  meeting  of  shareholders,  a  complete  list of the  shareholders entitled  to  vote at such  meeting  or any  adjournment  thereof,  arranged  in alphabetical  order,  with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to the meeting, shall be kept of file at the  registered  office  of the  corporation  and  shall be  subject  to inspection by any shareholder at any time during usual business hours. Such list shall also be  produced  and kept open at the time and place of the  meeting and shall be subject to the inspection of any  shareholder  during the whole time of the meeting.  The original stock transfer books shall be prima facie evidence as to who are the  shareholders  entitled to examine such list or transfer books or to vote at any meeting of shareholders.

Failure to comply with the  requirements  of this  section  shall not affect the validity of any action taken at such meeting.

Section 3.8 Quorum of  Shareholders,  Vote. A majority of the shares entitled to vote,  represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If a quorum is present, the affirmative vote of the majority of the shares  represented at the meeting and entitled to vote on the subject shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the Utah Revised Business Corporation Act or the Articles
of Incorporation.  Shares shall not be counted to make up a quorum for a meeting if voting of them at the meeting has been enjoined or for any reason they cannot be lawfully voted at the meeting.  The shareholders  present at a duly called or held  meeting at which a quorum is present may  continue  to do  business  until adjournment  notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Section 3.9 Voting of Shares.  Each outstanding  share regardless of class shall be  entitled  to one  vote on each  matter  submitted  to vote at a  meeting  of shareholders,  except to the extent that the Articles of  Incorporation  provide greater or lesser voting rights for the shares of any class or classes.

Neither treasury shares nor shares held by another  corporation if a majority of the  shares  entitled  to vote  for the  election  of  directors  of such  other corporation is held by the corporation  shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time.

Section  3.10  Proxies.  A  shareholder  may vote  either  in person or by proxy
executed   in   writing   by  the   shareholder   or  by  his  duly   authorized
attorney-in-fact. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy. Any shareholder giving a written consent,  or his proxy, or his transferee or personal  representative, or their respective proxies,  may revoke the same prior to the time that written consents of the number of shares  required to authorize the proposed  action may have  been  filed  with  the  Secretary  of the  corporation,  but may not do so thereafter.

Section 3.11  Elections of  Directors.  At each  election  for  directors  every shareholder  entitled to vote at such election  shall have the right to vote, in person or by proxy,  the  number of shares  owned by him for as many  persons as there are directors to be elected and for whose election he has a right to vote.
The  candidates  received  the  highest  number  of  votes up to the  number  of directors to be elected shall be declared elected.  Elections for directors need not be by ballot  except upon demand made by a  shareholder  at the election and before the voting begins.

Section 3.12 Adjournments. Any shareholders' meeting, whether or not a quorum is present,  may be  adjourned  from time to time by the vote of a majority  of the shares,  the  holders of which are either  present in person or  represented  by proxy thereat,  but, except as proved in Section 3.8 hereof, in the absence of a quorum no other  business may be transacted  at such meeting.  When a meeting is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original special meeting. Save as aforesaid, it shall not be  necessary  to give any  notice  of the time and  place of the  adjourned meeting or of the business to be transacted  thereat other than by  announcement at the meeting at which such adjournment is taken.

                                   ARTICLE IV
                                    DIRECTORS

Section 4.1  Exercise of  Corporation  Power.  The  business  and affairs of the corporation shall be managed by the Board of Directors.

Section 4.2 Qualifications. Directors need not be residents of the State of Utah or shareholders of the corporation. They need have no other qualifications.

Section 4.3 Compensation. The Board of Directors shall have authority to fix the compensation of directors.  Such  compensation so fixed shall be reported to the shareholders.  Any  compensation  so fixed  shall be for  services as a Director only,  and a Director  who  serves the  corporation  in any other  capacity  may receive a separation compensation therefore.

Section 4.4 Number.  The total number of Directors of the  corporation  shall be set by the Board of Directors and shall be not less than 3 and not more than 9.

Section  4.5 Term.  The term of each  Director  shall begin  immediately  on his election and shall continue  until the next annual meeting of the  shareholders.
Each  Director  shall hold office for the term for which he is elected and until his successor shall have been elected and qualified.

Section 4.6  Elections.  At each annual  meeting  the  shareholders  shall elect
Directors, provided that if for any reason said annual meeting or an adjournment thereof is not held or the Directors are not elected thereat, then the Directors may be elected at any special  meeting of the  shareholders  called and held for that purpose.

Section 4.7  Vacancies.  A vacancy or vacancies in the Board of Directors  shall exist in case of the death,  resignation or removal of any Directors,  or if the authorized number of Directors is increased, or if the shareholders fail, at any annual or special  meeting at which any  Director is elected,  to elect the full authorized number of Directors to be voted for at that meeting.  Also, the Board of Directors may declare vacant the office of a Director if he is found to be of unsound mind by an order of a court of competent  jurisdiction or convicted of a felony or misdemeanor involving moral turpitude or if, within 60 days in writing or by attending a meeting of the Board of Directors.  Any vacancy  occurring may be filled by the affirmative vote of a majority of the remaining Directors (or a sole remaining Director) although less than a quorum. A Director elected to fill a vacancy shall be elected for the unexpired term of his  predecessor in office, or if there was no  predecessor,  until the date set under these  Bylaws for the next annual meeting and until his successor is elected.  Any vacancy  created by reason of the removal of one or more Directors by the shareholders may be filled by  election  of the  shareholders  at the  meeting  at which  the  Director  or
Directors are removed.

Section 4.8 Remove.  The  shareholders  may remove one or more directors with or without cause. A Director may be removed by the  shareholders  only at a meeting called for the  purpose of removing  the  director  and the meeting  notice must state that the purpose, or one of the purposes, of the meeting is removal of the director.

Section 4.9 Regular  Meeting.  A regular meeting of the Board of Directors shall be held without  further notice than this Bylaw  immediately  after,  and at the same place as, the annual  meeting of  shareholders.  The Board of Directors may provide,  by resolution,  the time and place, either within or without the State of Utah,  for the holding of additional  regular  meetings  without other notice than such resolution.

Section 4.10 Special Meeting.  Special meetings of the Board of Directors may be called by or at the request of the President or any two Directors. The person or persons  authorized  to call special  meetings of the Board of Directors may fix any place,  either  within or without the State of Utah as the place for holding any special meeting of the Board of Directors called by them.

Section 4.11 Notice of Special  Meeting.  Notice of any special meeting shall be given at least three (3) days  previously  thereto by written  notice  delivered personally or mailed to each Director at his business  address,  or by telegram.
If mailed, such notice shall be deemed to be delivered to the telegraph company.
Any Director may waive notice of any meeting.  The attendance of a Director at a meeting  shall  constitute  a waiver of notice of such  meeting,  except where a
Director  attends  a  meeting  for  the  express  purpose  of  objecting  to the transaction  of any  business  because  the  meeting is not  lawfully  called or convened.  Neither  the  business to be  transacted  at, nor the purpose of, any regular or special  meeting of the Board of  Directors  need be specified in the notice or waiver of notice of such meeting.

Section 4.12 Quorum. A majority of the number of Directors fixed by these Bylaws shall  constitute a quorum for the transaction of business at any meeting of the
Board of Directors,  but if less than such  majority is present at a meeting,  a majority of the  Directors  present  may  adjourn the meeting  from time to time without further notice.

Section 4.13 Manner of Acting.  The act of the majority of the Directors present at a  meeting  at which a quorum  is  present  shall be the act of the  Board of
Directors.

Section 4.14 Presumption of Assent. A Director of the corporation who is present at a meeting of the Board of Directors at which action on any  corporate  matter is taken  shall be  presumed to have  assented  to the action  taken  unless his dissent  shall be entered in the  minutes of the meeting or unless he shall file his written  dissent to such action with the person  acting as the  Secretary of the meeting  before the  adjournment  thereof or shall  forward  such dissent by certified or  registered  mail to the Secretary of the  corporation  immediately after the adjournment of the meeting. Such right of dissent shall not apply to a
Director who voted in favor of such action.

Section 4.15  Committees.  The Board of Directors by  resolution  adopted by the majority  of the  number  of  Directors  fixed by the  Bylaws  may  designate  a committee or  committees  consisting  of not less than two (2)  directors  which committee or committees,  to the extent provided in such resolution,  shall have an may exercise all the authority therein provided;  but the designation of such committee  or  committees  and the  delegation  thereto of  authority  shall not operate  to  relieve  the Board of  Directors,  or any  member  thereof,  of any responsibility imposed upon it or him by Law.

                                    ARTICLE V
                                    OFFICERS

Section 5.1 Election and  Qualification.  The officers of this corporation shall consist  of a  President,  one  or  more  Vice  Presidents,  a  Secretary  and a
Treasurer,  each of whom  shall be  elected  by the  Board of  Directors  at the meeting of the Board of  Directors  next  following  the  annual  meeting of the shareholders (or at any meeting if an office is vacant) and such other officers, including a Chairman  of the Board of  Directors,  and  assistant  officers  and agents, as the Board of Directors shall deem necessary, who shall be elected and shall hold their offices for such terms as the Board of Directors may prescribe.
Any two or more offices may be held by the same person except those of President and Secretary.  Any Vice President,  Assistant Treasurer or Assistant Secretary,
respectively, as directed by the Board of Directors and shall perform such other duties as are imposed upon him by the Bylaws or the Board of Directors.

Section  5.2 Term of Office and  Compensation.  The term of office and salary of each of said  officers  and the manner and time of the payment of such  salaries shall be fixed and  determined  by the Board of Directors  and may be altered by said Board from time to time at its pleasure.

Section 5.3 Removal and Vacancies. Any officer of the corporation may be removed by the Board of  Directors  at any  meeting  whenever in its  judgment  the best interests of the corporation  will be served thereby,  but such removal shall be without  prejudice  to the  contract  rights,  if any, of the person so removed.
Election  or  appointment  of an  officer  or agent  shall not of itself  create contract  rights.  If any vacancy occurs in any office of the  corporation,  the
Board of Directors  may elect a successor to fill such vacancy for the remainder of the unexpired term and until his successor is fully chosen and qualified.

                                   ARTICLE VI
                              CHAIRMAN OF THE BOARD

Section 6.1 Powers and Duties.  The corporation  may, but need not,  designate a
Chairman  of the Board.  If the  corporation  shall  designate a Chairman of the
Board, he or she shall be a Director, shall preside at all meetings of the Board of Directors,  and shall have such other powers and perform such other duties as may be granted or prescribed by the Board of Directors.

                                   ARTICLE VII
                                    PRESIDENT

Section 7.1 Powers and Duties. The powers and duties of the President are:

     (a)  To act as the chief executive  officer of the corporation and, subject to the control of the Board of Directors, to have general supervision, direction and control of the business and affairs of the corporation.

     (b)  To preside at all meetings of the shareholders  and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the
          Board of Directors.

     (c)  To  call  meetings  of the  shareholders  and  also  of the  Board  of
          Directors  to be held at such  times and,  subject to the  limitations prescribed by law or by these Bylaws,  at such places as he shall deem proper.

     (d)  To affix the signature of the  corporation to all deeds,  conveyances, mortgages,  leases, obligations,  bonds, certificates and other papers and  instruments in writing which have been authorized by the Board of
          Directors  of  which,  in the  judgment  of the  President,  should be executed  on  behalf  of  the  corporation  and do  not  require  such authorization,  to  sign  certificates  for  shares  of  stock  of the corporation  and,  subject to the direction of the Board of Directors, to have  general  charge of the  property  of the  corporation  and to supervise  and  control  all  officers,  agents and  employees  of the corporation.

Section  7.2  President  Pro Tem.  If neither  the  Chairman  of the Board,  the
President,  nor the Vice  President  is present  at any  meeting of the Board of
Directors, a President Pro Tem may be chosen to preside and act at such meeting.
If neither the  President  nor the Vice  President is present at any meetings of the shareholders, a President Pro Tem may be chosen to preside at such meeting.

                                  ARTICLE VIII
                                 VICE-PRESIDENT

Section 8.1 Powers and Duties.  In case of the absence,  disability  or death of the President, the Vice President, or one of the Vice Presidents, shall exercise all his  powers  and  perform  all his  duties.  If there is more  than one Vice
President,  the order in which the Vice  Presidents  shall succeed to the powers and duties of the  President  shall be as fixed by the Board of  Directors.  The
Vice President or Vice Presidents  shall have such other powers and perform such other duties as may be granted or prescribed by the Board of Directors.

                                   ARTICLE IX
                                    SECRETARY

Section 9.1 Powers and Duties. The powers and duties of the Secretary are:

     (a)  To keep a book of minutes at the principal  office of the  corporation or such  other  place as the  Board of  Directors  may  order,  or all meetings of its Directors and shareholders  with the time and place of holding,  whether regular or special, and, if special, how authorized, the notice  thereof  given,  the names of those  present at Directors'
          meetings and the proceedings thereof.

     (b)  To keep  the  seal of the  corporation  and to  affix  the same to all instruments which may require it.

     (c)  To  keep  or  cause  to  be  kept  at  the  principal  office  of  the corporation, or at the office of the transfer agent or agents, a share register,  or  duplicate  share  registers,  showing  the names of the shareholders  and their  addresses,  the number and  classes of shares held by each, the number and date of  certificates  issued for shares, and  the  number  and  date of  cancellation  of  every  certification surrendered for cancellation.

     (d)  To  keep  or  cause  to be  kept  at  the  registered  office  of  the corporation  the books and records  required by Sections 1.3 (b), (c),
          (d) and (e) above.

     (e)  To keep a supply of  certificates  for shares of the  corporation,  to fill in all certificates  issues,  and to make a proper record of each such issuance;  provided,  that so long as the corporation  shall have one or more duly appointed and acting  transfer  agents of the shares, or any class or series of shares, of the corporation, such duties with respect to such shares shall be performed  by such  transfer  agent or transfer agents.

     (f)  To transfer upon the share books of the corporation any and all shares of the corporation;  provided,  that so long as the corporation  shall have one or more duly  appointed  and  acting  transfer  agents of the shares,  or any class or series of shares,  of the  corporation,  such duties with respect to such shares shall be performed by such transfer agent  or  transfer  agents,  and  the  method  of  transfer  of  each certificate  shall be subject  to the  reasonable  regulations  of the transfer agent to which the certificate is presented for transfer, and also if the corporation then has one or more duly appointed and acting registrars,  to reasonable  regulations  of the registrar to which the new certificate is presented for registration;  and provided,  further that no  certificate  for shares of stock shall be issued or delivered or, if issued or delivered,  shall have any validity  whatsoever until and unless it has been signed or  authenticated in the manner provided in Section 11.4 hereof.

     (g)  To make service and  publication  of all notices that may be necessary or proper,  and without  command or direction from anyone.  In case of the absence,  disability,  refusal or neglect of the Secretary to make service or publication of any notices, then such notices may be served and/or  published  by the  President  or a Vice  President,  or by any
          person  thereunto  authorized  by  either  of them or by the  Board of
          Directors or by the holders of a majority of the outstanding shares of the corporation.

     (h)  To prepare the voting lists required by Section 3.7 above.

     (i)  Generally  to do and  perform all such duties as pertain to his office and as may be required by the Board of Directors.

                                    ARTICLE X
                                    TREASURER

Section 10.1 Powers and Duties. The powers and duties of the Treasurer are:

     (a)  To supervise and control the keeping and  maintaining  of adequate and
          correct  accounts  of  the   corporation's   properties  and  business
          transaction,  including accounts of its assets, liabilities, receipts,
          disbursements,   gains,  losses,  capital,  surplus  and  shares.  Any
          surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of state  capital,  shall be classified  according to source and shown in a separate account.  The books of account shall at all reasonable  times be open to inspection by any Director and by any shareholder as provided in Section 1.3 above.

     (b)  To keep or cause to be kept at a registered  office of the corporation the books and records required by Section 1.3 (a) above.

     (c)  To  have  the  custody  of  all  funds,   securities,   evidences   of
          indebtedness  and other valuable  documents of the corporation and, at his  discretion,  to cause any or all thereof to be deposited  for the account of the  corporation  with such depository as may be designated from time to time by the Board of Directors.

     (d)  To receive or cause to be received,  and to give or cause to be given, receipts and  acquaintances  for monies paid in for the account of the corporation.

     (e)  To disburse, or cause to be disbursed, all funds of the corporation as may be directed by the Board of Directors,  taking proper vouchers for such disbursements.

     (f)  To render to the  President  and to the Board of  Directors,  whenever they may  require,  accounts of all  transactions  as Treasurer of the financial condition of the corporation.

     (g)  Generally  to do and  perform all such duties as pertain to his office and as may be required by the Board of Directors.

                                   ARTICLE XI
                                SUNDRY PROVISIONS

Section 11.1 Instruments in Writing. All checks,  drafts,  demands for money and notes of the corporation,  shall be signed by such officer or officers, agent or agents, as the Board of Directors may from time to time by resolution designate.
No officer,  agent, or employee of the corporation  shall have power to bind the corporation by contract or otherwise unless  authorized to do so by these Bylaws or by the Board of Directors.

Section 11.2 Fiscal Year.  The fiscal year of this  corporation  shall be July 1 through June 30.

Section  11.3  Shares  Held by the  Corporation.  Shares  in other  corporations standing in the name of this  corporation  may be voted or  represented  and all rights  incident  thereto may be exercised on behalf of this  corporation by any officer of this  corporation  authorized  so to do by resolution of the Board of
Directors.

Section 11.4 Certificate of Stock. There shall be issued to each holder of fully
paid  shares  of  the  capital  stock  of  the   corporation  a  certificate  or
certificates for such shares.  Every such certificate shall be either (a) signed by the President or a Vice President and the Secretary or an Assistant Secretary
of the corporation and  countersigned by a transfer agent of the corporation (if the  corporation  shall  then  have a  transfer  agent)  and  registered  by the registrar of the shares of capital stock of the  corporation (if the corporation shall  then  have  a  registrar);  or (b)  authenticated  by  facsimiles  of the signature of the President and Secretary of the  corporation  or by facsimile of the signature of the President and the written  signature of the Secretary or an
Assistant Secretary and countersigned by a transfer agent of the corporation and registered by a registrar of the shares of the capital stock of the corporation.

Section 11.5 Lost Certificates. Where the owner of any certificate for shares of the capital stock of the corporation  claims that the certificate has been lost, destroyed or wrongfully taken, a new certificate shall be issued in place of the original  certificate if the owner (a) so requests  before the  corporation  has notice that the original certificate has been acquired by a bona fide purchaser, and (b) files with the  corporation  an indemnity  bond in such form and in such amount  as  shall  be  approved  by the  President  or a Vice  President  of the corporation,  and (c) satisfies any other reasonable requirements imposed by the
provisions  and   restrictions   with  reference  to  lost   certificates,   not
inconsistent   with  applicable  laws,  as  it  shall  in  its  discretion  deem appropriate.